Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): December 10th, 1999




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  1.  Changes in Control of Registrant                  Not Applicable

ITEM  2.  Acquisition or Disposition of Assets

Whereas the registrant has purchased fifty-one percent(51%) interest in Inter-Care Diagnostics Inc., a California corporation ("Inter-Care") on September 18th, 1999, and holds five Million one hundred (5,100,000) shares of outstanding Common stock of Inter-Care (the "Stock"). On December 10th, 1999, pursuant to a Written consent, the board of directors approved and authorized a declaration of a dividend of the Stock to each of its shareholders with the exception of all current and past officers, directors and affiliates, by transferring or causing to be issued five (5) shares of the Stock for each shares of the registrant's Common Stock held by each such shareholder. The said dividend is payable to shareholders of record as of December 31st, 1999.

ITEM  3.  Bankruptcy or Receivership
          Not Applicable

ITEM  4.  Changes in Registrant's Certifying Accountant
          Not Applicable

ITEM  5.  Other Materially Important Events

On  December  10th,  1999,  pursuant  to  a  Stock  Purchase
Agreement  dated December  10th,  1999  (the  "Stock  Purchase
Agreement")  by  and  among  the Registrant  ("Buyer"),  CGI
Communications  Services,  Inc.  (a  Delaware Corporation)("Seller"),
the  Registrant  purchased  2,000,000  shares of Common Stock  at  .01 par value, representing 20% of all the issued and outstanding shares of the "Seller" in exchange for an aggregate capital investment of $12,000,000 payable in the form of cash, common stock or convertible debenture, over a five year period ("Purchase Price").
The  proceed to be used for working capital  and  general  corporate  purposes.

ITEM  6.  Resignation of Registrant's Directors
          Not applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (c)    EXHIBITS.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  A   -   Stock  Purchase  Agreement,  dated  as  of
                 December 10th, 1999, by and among the Registrant, and CGI Communications Services, Inc., a Delaware
                 Corporation.

Exhibit  B   -   Written  Consent  of  the  Directors  of  The  Registrant
                 authorizing  the  Stock  Purchase.

Exhibit  C   -   Written  Consent  of  the Directors of CGI Communications
                 Services, Inc., authorizing the Stock Sale.

Exhibit  D   -   Form of a "Fairness Opinion" by Andrew M. Smith, CPA

Exhibit  E   -   Form  of  Press  Release


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                  (Registrant)

Date:  December 13th, 1999         By:/s/  Anthony  C.  Dike
                                   ---------------------------------------------
                                           Anthony  C.  Dike
                                           (Chairman, Chief Executive Officer,
                                           and Chief Financial  Officer)







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                                    EXHIBIT A


                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement is made and entered into this 10th day of December 1999 between CGI Communications
Services,  Inc.,  ("Seller")  a Delaware  Corporation  and
Meridian  Holdings,  Inc.  ("Purchaser")  a Colorado Corporation.


     Whereas Seller is an Internet Services Provider and a State of Delaware Corporation with 10,000,000 shares (01 par value) of Common Stock authorized.

Whereas Seller wishes to sell and Purchaser wishes to purchase said shares; Now, therefore, for good and valuable consideration of the mutual covenants set forth herein, it is agreed as follows:

Purchase  Price
---------------

     Seller will convey and transfer at closing to Purchaser 2,000,000 shares of Common Stock (01 par value) of CGI Communications Services, Inc. In consideration for the sale, conveyance, assignment, transfer, and delivery of the Acquired Stock, Meridian Holdings, Inc., shall pay an aggregate sum of $12,000,000 in the form of cash, common stock or convertible debenture over a five year period, subtitle "Purchase Price" proceeds to be used for working capital and general corporate purposes.

Title  to  Stock
----------------

     On the day of closing, the Seller will be the owner of the aforesaid shares and shall have full right and authority to convey all 2,000,000 shares (01 par value) and such shares will be free and clear of any and all liens, mortgages, pledges, or other rights or encumbrances whatsoever, disclosed or undisclosed. Specifically, there are no beneficial owners of such shares or any interest in or to any such shares other than the Seller. Upon surrender of the shares to Purchaser for the consideration set forth herein, the Purchaser shall be deemed to have obtained good and merchantable title.


Closing
-------

     Closing shall take place on December 13th, 1999 at 900 Wilshire Blvd., Suite 500, Los Angeles, CA 90017.

Expenses
--------

     The Seller shall pay its own fees and expenses incurred in connection with the proposed sale of shares, and all fees and expenses incurred by the Purchaser in connection with the proposed sale of the shares shall be paid by the Purchaser.

Parties  in  Interest
---------------------

     The terms and conditions of this agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

Governing  Law
--------------

     This Agreement shall be construed and enforced in accordance with the laws of the state of California.

Purchaser                                   Seller
Meridian Holdings  Inc.                     CGI Communications Services, Inc.

/s/  Anthony  C.  Dike                         /s/  Kingsley Maduike
--------------------------                 ---------------------------------
     Anthony  C.  Dike, MD                          Kingsley Maduike
     Chairman/CEO                                   Executive Vice President


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                                    EXHIBIT B

                                 WRITTEN CONSENT

                               OF THE DIRECTORS OF

                             MERIDIAN HOLDINGS, INC.
                             A Colorado corporation


Pursuant to the authority of Section 7-108 of the Colorado Business Corporation Act, the undersigned, being the Sole Director of Meridian Holdings, Inc., a Colorado corporation, does hereby adopt the following recitals and resolutions:


1.     Stock  Purchase  Agreement

       WHEREAS, it has been deemed in the best interests of this corporation to purchase 2,000,000 shares of Common Stock at 01 par value of CGI Communications, Services, Inc. ("Seller") a Delaware Corporation, pursuant to a Stock Purchase
Agreement (the "Agreement") by and between this corporation and Seller; and

        WHEREAS, there has been provided to the Board of Directors, a form of the Agreement (attached hereto as "Exhibit A" and incorporated herein by reference) for consideration and approval.

        NOW  THEREFORE  BE  IT  RESOLVED,  that  the  Agreement  attached hereto  as  Exhibit  A  and  provided  to  the  Sole  Director,  pursuant  to which among other things, the following actions are authorized: (i) Seller will sell, convey, assign, transfer and deliver to the corporation 2,000,000 shares of Common Stock at 01 par value of
CGI Communications Services, Inc., a Delaware Corporation. (ii) In consideration for the sale, conveyance, assignment, transfer, and delivery of the Acquired Stock, Meridian Holdings, Inc., shall to  an aggregate  sum  of  $12,000,000  in  the  form  of  cash,  common stock  or  convertible  debenture  over  a  five  year  period to  the  Seller as defined  in  the  Stock  Purchase  Agreement subtitle  "Purchase  Price".
            --------------
(attached  hereto  as  "Exhibit  A"  and  incorporated  herein  by  reference.)


        RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is party, each in substantially the form of the drafts of such documents presented to the Sole Director but with such change therein or amendments thereto as any officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

2.     General  Authority

     RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.


This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.


Dated December 10, 1999


                                   /s/  Anthony  C.  Dike
                                   -------------------------------
                                   Anthony  C.  Dike, Chairman/CEO








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
                                    Exhibit C

                                 WRITTEN CONSENT

                               OF THE DIRECTORS OF

                         CGI COMMUNICATIONS SERVICES, INC.
                             a  Delaware corporation

Pursuant  to  the  authority  of  Section  141  (f)  of  the  Delaware  General
Corporations Law, the undersigned, being the Directors of CGI Communications Services, Inc., a Delaware corporation, does hereby adopt the following recitals and resolutions:

1.   Stock  Purchase  Agreement

     WHEREAS, it has been deemed in the best interests of this corporation to sell 2,000,000 shares of its Common Stock at 01 par value (the "Seller") pursuant to a Stock Purchase Agreement (the "Agreement") by and between this corporation and Meridian Holdings, Inc. (the "Purchaser") a Colorado Corporation; and

     WHEREAS, there has been provided to the Board of Directors, a form of the Agreement (attached hereto as "Exhibit A" and incorporated herein by reference) for consideration and approval.

     NOW THEREFORE BE IT RESOLVED, that the Agreement attached hereto as Exhibit A  and  provided  to  the  Directors,  pursuant  to  which among other things, the following actions are authorized: (i) Seller will sell, convey, assign, transfer and  deliver  to the corporation
2,000,000 shares of Common Stock at 0 par value of  the  Corporation to  Meridian  Holdings, Inc. (ii) In consideration for the sale, conveyance,  assignment,  transfer,  and  delivery  of  the  Acquired
Stock, Meridian Holdings, Inc., shall pay an aggregate sum of $12,000,000 in the form of cash, common stock or convertible debenture over a five
(5) year period, to the Seller  as  defined  in  the  Stock
Purchase Agreement subtitle "Purchase Price"
                           ----------------
(attached  hereto  as  "Exhibit  A"  and  incorporated  herein  by  reference)


     RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is party, each in substantially the form of the drafts of such documents presented to the Board of Directors but with such change therein or amendments thereto as any officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof, and

2.   General  Authority

     RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.

     This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.


Dated December 10, 1999


                                    /s/  Kingsley Maduike
                                   ---------------------------------------
                                         Kingsley Maduike,
                                         Executive Vice President/Director












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

Andrew M. Smith, CPA                    December 10, 1999
3711 Long Beach Blvd., Suite 809
Long Beach, CA 90807

Board of Directors
Meridian Holdings, Inc.
900 Wilshire Blvd., Suite 500
Los Angeles, CA 90017


RE: FAIRNESS OPINION LETTER

Gentlemen:

We have reviewed the proposed purchase of shares of CGI
Communications Services, Inc., by Meridian Holdings, Inc. Our procedures do not constitute

An audit, review, or compilation of the information provided and accordingly, we do not express a conclusion or provide any other form of assurance on the completeness or accuracy of the information.

Our assistance was directed to reporting on the fairness of the proposed purchase transaction as it relates to the existing shareholders of Meridian Holdings, Inc., or CGI Communications Services, Inc. We performed inquiries and analysis based on the information you made available to us, and we relied on the sufficiency, accuracy, and reliability of the information provided.

We make no representations regarding the sufficiency of the procedures we performed.

Based on our review there was nothing that came to our attention which would lead us to conclude that the aforementioned transaction would not potentially be mutually beneficial to the respective shareholders of Meridian Holdings, Inc. (Purchaser) or CGI
Communication  Services, Inc.(Seller).



/s/ Andrew M. Smith
Andrew M. Smith
Certified Public Accountant
Long Beach, California






































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                                    EXHIBIT E

                              FORM OF PRESS RELEASE

                            MERIDIAN  HOLDINGS,  INC.


COMPANY  PRESS  RELEASE
Wednesday December  15,  1999  --  9  A.M.  Eastern  Standard  Time


MERIDIAN HOLDINGS ANNOUNCES THE ACQUISITION OF 20% OF CGI COMMUNICATIONS SERVICES, INC.

Los Angeles, California -- (Business Wire) -- December 15, 1999 --- Meridian Holdings, Inc. (NASDAQ-Bulletin Board:
MEHO) (http://www.meho.com), today announced the acquisition of a 20% interest in CGI Communications
Services, Inc.(http://www.cgics.com), a Delaware Corporation in exchange for equity Investment funding for an aggregate of $12,000,000 over five years period. Payment shall be made in the form of cash, common stock and other convertible debenture. The proceed will be used as a working capital and other corporate purposes.

About  CGI  Communications  Services
CGI Communications Services, is a start-up company focused on providing value added Internet and Intranet services, including DSL, Wireless Internet Services, Web Hosting, database Management and data archiving to specialty and small business customers. Located in the city of Los Angeles, California, CGI Communications Services, intends to become a leader in this niche market, which is becoming the fastest growing sector in the industry.


About Meridian Holdings
Meridian  Holdings,  Inc. is an acquisition-oriented business enterprise focused on  providing  media-rich  Internet  contents and  e-commerce  solutions  via Internet-based  communities, online malls, classified advertisements and website
auctions.  The company's proprietary Internet software is used to provide access to  a  unique information portal and a  virtual shopping mall featuring thousands of  downloadable  and
traditional  consumer  products.   The company's Intercare
Diagnostics,  Inc.,  subsidiary  is  a  U.S. FDA-registered, biomedical software development  and  publishing  company.
Visit Meridian's web site at www.meho.com
                             ------------
Intercare's  at  www.intercare.com  and  CGI's  web  site  at  www.cgics.com
                 -----------------                             -------------

                                    ####

FOR  FURTHER  INFORMATION  REGARDING  THE  COMPANY,  CONTACT:

MERIDIAN  HOLDINGS,  INC.                 Jordan Richard and Associate, Inc.
CONTACT:  ANTHONY  C.  DIKE               CONTACT:  Mardelene Franco
900  WILSHIRE  BOULEVARD                  350 South 400 East, Suite 206
SUITE  500 LOS  ANGELES, CA  90017        Salt Lake City, UTAH 84111
TEL:  (213)  627-8878                     TEL:  (801)  463-0300
E-MAIL:  ACDIKE@MEHO.COM                  E-MAIL:  Madfranco@AOL.COM
         -----------------
URL:  http://www.meho.com

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.






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